SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported) July  30, 1999


                           UNITED WATER RESOURCES INC.
               (Exact Name of Registrant as Specified in Charter)



         New Jersey                     1-858-6                22-2441477
(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)               File Number)          Identification No.)

200 Old Hook Road, Harrington Park, New Jersey                    07640
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code             (201) 784-9434


          (Former Name or Former Address, if Changed Since Last Report)







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Item 5.   Other Events.


     On July 8, 1999 the Board of Directors of United Water Resources Inc. (the "Company") approved an amendment to its Rights Agreement dated as of July 12, 1989, as amended, to extend the Rights Agreement for another seven years. The Rights will now expire on April 22, 2006. A copy of Amendment No. 2 is attached hereto as an exhibit and is incorporated herein by reference. A copy of the Press Release issued by the Company on July 30, 1999 is also attached hereto as an exhibit.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

               4.1 Amendment No. 2 to Rights Agreement between United Water Resources Inc. and ChaseMellon Shareholder Services, LLC, as Rights Agent, dated as of July 30, 1999.

               99.1 Press Release of United Water  Resources Inc. issued on July
                    30, 1999.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           UNITED WATER RESOURCES INC.



Dated: July  30, 1999                      By:/s/  Donald Correll
                                              -------------------
                                               Name:  Donald Correll
                                               Title:  Chief Executive Officer



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                                  Exhibit Index


Exhibit
Number    Description

4.1 Amendment No. 2 to Rights Agreement between United Water Resources Inc. and ChaseMellon Shareholder Services, LLC, as Rights Agent, dated as of July 30, 1999.

99.1      Press Release of United Water Resources Inc. issued on July 30, 1999.







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